UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2013

SWISHER HYGIENE INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

(704) 364-7707

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2013, H. Wayne Huizenga, Senator David Braley, and Governor John Ellis Bush, directors of Swisher Hygiene Inc. (the “Company”), notified the Board of Directors (the “Board”) that each will not stand for reelection at the Annual Meeting of Stockholders to be held on June 5, 2013 (the “Annual Meeting”). As a result, the Board determined to decrease the size of the Board from nine to seven members, effective at the Annual Meeting. On May 1, 2013, the Company announced that its Board has nominated seven individuals to the Board, to be voted on by the Company’s stockholders at the Annual Meeting. Nominees include six current members of the Board and William M. Pierce, who has been nominated to become a new member of the Board. A copy of the press release announcing these Board matters is attached to this report as Exhibit 99.1, and incorporated herein by reference.

On April 29, 2013, the Board appointed Linda Wilson-Ingram, 50, Chief Accounting Officer and Corporate Controller of the Company, effective May 1, 2013. Ms. Wilson-Ingram previously served as Corporate Controller of the Company since December 4, 2012. Before joining the Company, Ms. Wilson-Ingram served as Vice President of Finance – Merchandising Displays Division of Rock-Tenn Company, a leading New York Stock Exchange integrated manufacturer of corrugated and consumer packaging, from January 2009 to August, 2012. From July 1989 to December 2008, Ms. Wilson-Ingram held numerous positions with Springs Global US Inc., formerly Springs Industries, Inc., a leading bed and bath home fashion product company, including Vice President of Financial Planning, Analysis and Budgeting, Vice President of External Financial Reporting, Owen Manufacturing Blanket Division CFO, Vice President of Internal Audit, Bedding Division Controller, Bath Division Assistant Controller, Director of External Reporting and Audit Supervisor.

Also, on April 29, 2013, the Compensation Committee of the Board approved and ratified increases to the salaries of Thomas C. Byrne, President and Chief Executive Officer of the Company, and Thomas Aucamp, Executive Vice President and Secretary of the Company, to $375,000 and $275,000, respectively. Also, on April 29, 2013, the Compensation Committee approved discretionary bonuses to Messrs. Byrne and Aucamp of $40,000 and $30,000, respectively, for their significant efforts in connection with completing the Company’s 2011 and 2012 filings with the Securities and Exchange Commission, as well as their work in completing the sale of the Company’s Waste segment.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Press Release of Swisher Hygiene Inc., dated May 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2013	SWISHER HYGIENE INC.

	By:	/s/ Thomas C. Byrne
Thomas C. Byrne
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Swisher Hygiene Inc., dated May 1, 2013.

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